EXHIBIT 10.38

May 1, 2000

Mr. Hoyt Hackney, President

Wellington Hall Caribbean Corporation ("WHCC " or "Company")
P.O. Box 1354
Lexington, North Carolina  27293-1354

Mr. Hoyt Hackney, President
Wellington Hall, Limited ("WH" or "Sponsor")
Route 17, U.S. Highway No. 29 and No. 70
P.O. Box 1354
Lexington, North Carolina  27293-1354

Mr. Hoyt Hackney, President
Muebles Wellington Hall, S.A. ("Muebles" or "Guarantor")
P.O. Box 1371
San Pedro Sula, Honduras, C.A.

Re:  Wellington Hall Caribbean Corporation's
     Financing for Operations in Honduras

Ladies and Gentlemen:

1. We refer to the Loan Agreement, (as amended), and related documents executed among and between Wellington Hall Caribbean Corporation ("WHCC" or "Company"), Wellington Hall, Limited ("WH" or "Sponsor") and Muebles Wellington Hall
("Muebles" or Guarantor") and the Overseas Private Investment Corporation ("OPIC" or "Lender") with respect to WHCC's furniture manufacturing operations in Honduras (the "Project") through its wholly owned subsidiary, Muebles. All capitalized terms used and not otherwise defined herein shall have the meaning set forth for such terms in the Loan Agreement.

2. Pursuant to the Loan Agreement, the parties hereto agree that the Loan disbursed by OPIC has matured and remains unpaid and past due. The Company. Sponsor and Guarantor each hereby acknowledge liability for the unpaid, matured, and past due loan balance of $832,677.75, which unpaid balance consists of : (i) an unpaid principal balance in the amount of $826,479.16; and (ii) unpaid and accrued default interest in the amount of $6,198.59. Each of WHCC, the Sponsor and the Guarantor further hereby acknowledge that failure to pay the loan balance in full when due constitutes an Event of Default as defined under the Loan Agreement, and the OPIC has the right to proceed to protect and enforce its rights and remedies by appropriate proceedings under the terms of the Loan Agreement. OPIC, however, as the Lender proposed to undertake the following measure in lieu of foreclosure, based upon certain conditions hereinafter stipulated:

     From October 31, 1999 until October 31, 2000, (the "Forbearance Period"), OPIC agrees to forbear from seeking to enforce its rights against the collateral under the Loan Agreement due to the failure by the Company to make payment of principal in full, and interest thereon by October 31, 1999, as required under the terms of the Loan Agreement.

3. In consideration for OPIC's above-stated agreement to forbear from seeking to enforce rights against the collateral, WHCC shall:

     (i) No later than July 31, 2000, pledge, or cause to be pledged, to OPIC in a manner and with documentation (including legal opinions) acceptable to OPIC in form and substance (once executed, such documentation shall constitute "Financing Documents") all of the shares of Muebles; and

     (ii) Make quarterly interest payments in the manner and at the default rate specified in the Loan Agreement on the full, unpaid balance of the loan, effective as of October 31, 1999; and

     (iii) Exercise its best efforts to sell Muebles at a net value sufficient to repay OPIC's debt in full, and to cover OPIC's cost of collection, and commencing May 1, 2000, provide a written report to OPIC on a monthly basis regarding the Company's efforts to sell Muebles. The terms of any proposed sale are subject to OPIC's prior approval, and all of the proceeds of any sale shall be payable to OPIC, in the manner OPIC may specify, up to the amount owing to OPIC under the Financing Documents; and

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     (iv) As may be requested  by OPIC,  WHCC shall  cooperate  fully to provide
OPIC with a written appraisal, or to work with such broker as OPIC may identify to expeditiously sell Muebles, subject to the provisions of the last sentence of subparagraph (iii) above;

4. OPIC's agreement to forbear as stated herein is subject to the prior fulfillment, to OPIC's satisfaction of the following conditions precedent:

     (i) OPIC's shall have received corporate resolutions authorizing the transactions specified herein, including a copy of the resolutions of the Board of Directors of WHCC, the Sponsor and the Guarantor, authorizing the execution, delivery and performance of this Agreement, and any other authorizations or documents that OPIC may, in its reasonable discretion request; and

     (ii) OPIC's shall have received a duly executed original of this Agreement, signed by an Authorized Officer of each of WHCC, the Sponsor and the Guarantor, together with all documents, certificates, security interest, legal opinions and other items required as preconditions to the effectiveness of such agreements, each of which is in full force and effect; and

     (iii) WHCC shall have delivered legal opinions from law firms acceptable to OPIC in form and substance as to the validity and enforceability of this Agreement, the documents delivered pursuant to this Agreement, and such other related matters as OPIC may reasonably request.

Upon satisfaction of all of the above conditions, OPIC will agree to forbear on proceeding to protect and enforce its rights and remedies by appropriate proceedings under the terms of the Loan Agreement.

5. Noncompliance with the Agreement will be treated as an Event of Default under the Financing Documents. OPIC is under no obligation to forbear upon the occurrence of any Event of Default under the Financing Documents other than that described in paragraph 2 hereof. Upon the occurrence of any such Event of Default under the Financing Documents, the Forbearance Period shall automatically terminate and OPIC may exercise any of its rights and remedies.

6. All principal payments deferred during the Forbearance Period shall be due and payable in full on October 31, 2000, or, if earlier, upon termination of the Forbearance Period.

7. Except for the forbearance granted hereunder, no waiver of any default under any of the Financing Documents has been granted by OPIC, nor shall anything contained in this Agreement constitute or be construed as a waiver of any existing or future default or a modification or limitation of any existing rights or remedies available to the OPIC against WHCC or the Sponsor of Guarantor. Further, OPIC has no obligation to extend the expiration date of the Forbearance Period (and the execution of this Agreement shall not be construed to require any such extension), to enter into any further forbearances or waivers with respect to the Financing Documents. Subject to the forbearance granted hereunder, OPIC specifically reserves the right to insist on strict compliance with the terms of the Financing Documents, this Agreement and each document executed in connection herewith. Each of WHCC, the Sponsor and the Guarantor hereby expressly acknowledge such reservation of rights.

8. The Company, the Sponsor and the Guarantor hereby reaffirms its obligations under the Financing Documents with each of the undersigned and confirms that such obligation remain in full force and effect, without any claims, set-offs or defenses.

9. Upon termination of the Forbearance Period, all principal amounts deferred hereunder shall be immediately due and payable, and OPIC may pursue all available rights and remedies pursuant to the Financing Documents or the documents signed pursuant to this Agreement, at law or in equity.

10. No other person and no creditor of WHCC, the Sponsor, or Guarantor other than the undersigned may rely on this Agreement.

11. Each signatory of WHCC, the Sponsor and the Guarantor has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary corporate action.

12. This Agreement embodies the entire understanding of the parties hereto, and supersedes all prior negotiations, understandings, promises and agreements between them with respect to the subject matter hereof. This Agreement

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may not be  modified in any manner,  except by written  agreement  signed by all parties hereto. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any
of  the  parties   hereto  may  execute  this  Agreement  by  signing  any  such counterpart. In addition, each of the Company, Sponsor and Guarantor hereby acknowledge and agree that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants or agreements contained in these Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of the Company, Sponsor and Guarantor under the terms of the Financing Documents, except provided in this Forbearance Agreement.

13. THE COMPANY, SPONSOR, AND GUARANTOR EACH HEREBY ACKNOWLEDGE THAT THEY HAVE FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT AFTER AN ADEQUATE OPPORTUNITY AND SUFFICIENT PERIOD OF TIME TO REVIEW, ANALYZE, AND DISCUSS ALL TERMS AND CONDITIONS OF THIS AGREEMENT WITH COUNSEL FREELY AND INDEPENDENTLY SELECTED BY THE COMPANY, SPONSOR, AND GUARANTOR. EACH OF THE COMPANY, SPONSOR AND GUARANTOR FURTHER ACKNOWLEDGE AND AGREE THAT THEY HAVE ACTIVELY AND WITH FULL
UNDERSTANDING PARTICIPATED IN THE NEGOTIATION OF THIS AGREEMENT WITH THEIR COUNSEL; THAT ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THE OTHER DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT HAVE BEEN NEGOTIATED AT ARMS-LENGTH, AND THAT THIS AGREEMENT AND ANY AND ALL SUCH OTHER DOCUMENTS HAVE BEEN NEGOTIATED, PREPARED, AND EXECUTED WITHOUT FRAUD, BEEN EXERTED BY OR IMPOSED UPON ANY PARTY TO THIS AGREEMENT OR UPON ANY OTHER PARTY. NO PROVISION OF THIS AGREEMENT OR OTHER SUCH DOCUMENTS SHALL BE CONSTRUED AGAINST OR INTERPRETED TO THE DISADVANTAGE OF ANY PARTY TO THIS AGREEMENT BY ANY COURT OR OTHER GOVERNMENTAL OR JUDICIAL AUTHORITY BY REASON OF SUCH PARTY HAVING OR BEEN DEEMED TO HAVE STRUCTURED, DICTATED, OR DRAFTED SUCH PROVISION.

14. This Agreement shall be binding upon and inure to the benefit of the Company, Sponsor, Guarantor, OPIC , and each of their respective heirs, personal representatives, successors, and assigns. None of the Company, Sponsor, or Guarantor shall assign any of their respective rights or obligations under this Agreement without the express written consent of OPIC.

16. In case one or more provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect under any law, the validity, legality, and enforceability of the remaining provisions contained herein shall remain effective and binding shall not be affected or impaired thereby.

17. This Agreement shall be governed by the laws of the District of Columbia without regard to the conflict of laws principles thereof.

18. Time is of the essence with respect to each provision of this Agreement.

     Please  sign  and  return  a  copy  of  this  Agreement   confirming   your
acknowledgment and agreement with the terms hereof, whereupon this Agreement shall constitute a legally binding document.

Yours truly,

John R. Aldonas
Manager, Special Assets

                                   SIGNATURES

WELLINGTON HALL CARIBBEAN CORPORATION

By:                                         Date:
   ---------------------------                    ------------------------------
   Hoyt Hackney
   President

WELLINGTON HALL, LIMITED

By:                                         Date:
   ---------------------------                    ------------------------------
   Hoyt Hackney
   President

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MUEBLES WELLINGTON HALL, S.A.

By:                                         Date:
   ---------------------------                    ------------------------------
   Hoyt Hackney
   President